Security Information



Security Purchased


CUSIP
BRBOVHACNOR5


Issuer
BOVESPA HOLDINGS SA


Underwriters
Credit Suisse, Goldman Sachs, Banco Bradesco,
Banco Itau, Banco Santander, UBS, BB Banco De
Investimentos, DBSI, HSBC


Years of continuous operation, including predecessors
> 3 years


Ticker
BOVH3 BZ


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/24/2007


Total dollar amount of offering sold to QIBs
 $                                               3,200,734,444


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               3,200,734,444


Public offering price
 $                                                           12.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.26


Rating
N/A


Current yield
N/A




Fund Specific Information


Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
10,600
 $                   135,444
0.00%



DWS International Select Equity VIP
Chicago
20,300
 $                   259,389
0.01%



New York Funds







DWS Emerging Markets Equity Fund
New York
                        33,300
 $                   425,500
0.01%



DWS Global Thematic Fund
New York
                      142,300
 $
1,818,278
0.06%



DWS International Fund
New York
                      191,700
 $
2,449,500
0.08%



DWS International Select Equity Fund
New York
                        21,500
 $                   274,722
0.01%



DWS International VIP
New York
                        61,000
 $                   779,444
0.02%



DWS Latin America Equity Fund
New York
84,600
 $                 1,081,000
0.03%



Total

565,300
 $
7,223,278
0.23%











^The Security and Fund Performance
is calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
11102AAB70


Issuer
BRITISH TELECOM PLC


Underwriters
Barclays, Citigroup, DBSI, RBS Greenwich
Capital, ABN Amro, HSBC, Mitsubishi UFJ,
Mizuho Securities


Years of continuous operation, including predecessors
> 3 years


Security
BRITEL 5.15% 1/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/5/2007


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.79


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB+


Current yield
5.16%


Benchmark vs Spread (basis points)
190 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
600,000
 $                   598,740
0.10%



DWS Core Fixed Income Fund
New York
4,300,000
 $                 4,290,970
0.72%



DWS Core Plus Income Fund
New York
1,700,000
 $                 1,696,430
0.28%



DWS LifeCycle Long Range Fund
New York
700,000
 $                   698,530
0.12%



Total

7,300,000
 $                 7,284,670
1.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
AEDFXA0M6V00


Issuer
DP WORLD LIMITED


Underwriters
DBSI, Dubai Islamic Bank, Merrill Lynch, Suaa
Capital


Years of continuous operation, including predecessors
> 3 years


Ticker
DPW DU


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/21/2007


Total dollar amount of offering sold to QIBs
 $                                               4,963,400,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               4,963,400,000


Public offering price
 $                                                             1.30


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.01


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
248,999
 $                   323,699
0.01%



DWS International Select Equity VIP
Chicago
372,300
 $                   483,990
0.01%



New York Funds







DWS Global Thematic Fund
New York
                   3,583,804
 $                 4,658,945
0.09%



DWS International Fund
New York
                   3,540,300
 $                 4,602,390
0.09%



DWS International Select Equity Fund
New York
402,700
 $                   523,510
0.01%



DWS International VIP
New York
                   1,125,100
 $                 1,462,630
0.03%



Total

9,273,203
 $               12,055,164
0.24%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
00130HBF1


Issuer
AES CORP


Underwriters
Credit Suisse, DBSI, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
AES 8% 10/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/9/2007


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
B1/B


Current yield
8.00%


Benchmark vs Spread (basis points)
334 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Core Plus Income Fund
New York
235,000
 $                   235,000
0.02%



DWS Bond VIP
New York
80,000
 $                     80,000
0.01%



Total

315,000
 $                   315,000
0.02%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
00206RAG7


Issuer
AT&T INC


Underwriters
Goldman Sachs, JP Morgan, Wachovia, DBSI,
Greenwich Capital Markets, Lehman Brothers,
Cabrera Capital Markets, CastleOak Securities,
Citigroup, Mitsubishi UFJ, Morgan Stanley, UBS


Years of continuous operation, including predecessors
> 3 years


Security
T 6.3% 1/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/3/2007


Total amount of offering sold to QIBs
2,750,000,000


Total amount of any concurrent public offering
0


Total
2,750,000,000


Public offering price
99.56


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
6.33%


Benchmark vs Spread (basis points)
210 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
775,000
 $                   771,582
0.03%



New York Funds







DWS Bond VIP
New York
500,000
 $                   497,795
0.02%



Total

1,275,000
 $                 1,269,377
0.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
29250RAK2


Issuer
ENBRIDGE ENERGY PARTNERS


Underwriters
Lehman Brothers, Merrill Lynch, Wachovia, BoA,
Citigroup, Credit Suisse, DBSI, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
EEP FRN 101/2037


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/24/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
99.82


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.38%


Rating
Baa3/BB+


Current yield
8.42%


Benchmark vs Spread (basis points)
345 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
61,000
 $                     60,891
0.02%



DWS Core Plus Income Fund
New York
177,000
 $                   176,685
0.04%



Total

238,000
 $                   237,576
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
30161MAE3


Issuer
EXELON GENERATION CO


Underwriters
Barclays, Citigroup, JP Morgan, BNP Paribas,
Cabrera Capital Markets, DBSI, Goldman Sachs,
Loop Capital Markets, Scotia Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
EXC 6.2% 10/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/25/2007


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.76


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/BBB+


Current yield
6.22%


Benchmark vs Spread (basis points)
165 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
2,250,000
 $                 2,244,510
0.32%



DWS Balanced VIP
Chicago
750,000
 $                   748,170
0.11%



New York Funds







DWS Bond VIP
New York
590,000
 $                   588,560
0.08%



Total

3,590,000
 $                 3,581,240
0.51%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


































Security Information








Security Purchased


CUSIP
302570AY2


Issuer
FPL GROUP CAPITAL INC


Underwriters
Barclays, Greenwich Capital Markets, JP Morgan,
Wachovia, BBVA, Bear Stearns, DBSI, HVB
Capital Markets, Lazard, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
FPL FRN 9/10/2067


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/10/2007


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
99.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3//BBB+


Current yield
7.86%


Benchmark vs Spread (basis points)
300 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
275,000
 $                   274,381
0.11%



New York Funds







DWS Bond VIP
New York
20,000
 $                     19,955
0.01%



DWS Core Fixed Income Fund
New York
1,125,000
 $                 1,122,469
0.45%



DWS Lifecycle Long Range Fund
New York
170,000
 $                   169,618
0.07%



Total

1,590,000
 $                 1,586,423
0.64%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
74955WAJ8


Issuer
RH DONNELLEY CORP


Underwriters
JP Morgan, BoA, Bear Stearns, Credit Suisse,
DBSI, Wachovia, Barclays, BNP Paribas, GE
Capital Markets, ING Financial, RBS Greenwich
Capital, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
RHD 8.875% 10/15/2017


Is the affiliate a manager or co-manager of offering?
Senior Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/19/2007


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B3/B


Current yield
8.88%


Benchmark vs Spread (basis points)
436 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
240,000
 $                   240,000
0.02%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
2,880,000
 $                 2,880,000
0.19%



DWS High Income Trust
Chicago
335,000
 $                   335,000
0.02%



DWS High Income VIP
Chicago
400,000
 $                   400,000
0.03%



DWS Multi Market Income Trust
Chicago
200,000
 $                   200,000
0.01%



DWS Strategic Income Fund
Chicago
200,000
 $                   200,000
0.01%



DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.00%



DWS Strategic Income VIP
Chicago
50,000
 $                     50,000
0.00%



New York Funds







DWS Bond VIP
New York
30,000
 $                     30,000
0.00%



DWS Core Fixed Income Fund
New York
86,000
 $                     86,000
0.01%



DWS High Income Plus Fund
New York
565,000
 $                   565,000
0.04%



Total

5,116,000
 $                 5,116,000
0.34%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
902133AA5


Issuer
TYCO ELECTRONICS GROUP


Underwriters
BoA, Citigroup, DBSI, Goldman Sachs, Morgan
Stanley, UBS, Barclays, BNP Paribas, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
TEL 6% 10/1/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/20/2007


Total amount of offering sold to QIBs
800,000,000


Total amount of any concurrent public offering
0


Total
800,000,000


Public offering price
99.96


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa2/BBB


Current yield
6.00%


Benchmark vs Spread (basis points)
165 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
575,000
 $                   574,747
0.07%



DWS Core Fixed Income Fund
New York
4,000,000
 $                 3,998,240
0.50%



DWS Short Duration Fund
New York
305,000
 $                   304,866
0.04%



Total

4,880,000
 $                 4,877,853
0.61%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
928563402


Issuer
VMWARE INC


Underwriters
Citigroup, Credit Suisse, DBSI, JP Morgan,
Lehman Brothers, Merrill Lynch, AG Edwards,
BoA, Bear Stearns, HSBC, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Ticker
VMW US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/13/2007


Total dollar amount of offering sold to QIBs
 $                                                 957,000,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 957,000,000


Public offering price
 $                                                           29.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.60


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
38,700
 $                 1,122,300
0.12%



DWS Balanced VIP
Chicago
12,500
 $                   362,500
0.04%



DWS Mid Cap Growth VIP
Chicago
4,200
 $                   121,800
0.01%



DWS Technology Fund
Chicago
77,000
 $                 2,233,000
0.23%



DWS Technology VIP
Chicago
12,100
 $                   350,900
0.04%



New York Funds







DWS Capital Growth Fund
New York
                      137,400
 $                 3,984,600
0.42%



DWS Capital Growth VIP
New York
                        84,300
 $                 2,444,700
0.26%



DWS Large Company Growth Fund
New York
23,300
 $                   675,700
0.07%



DWS Mid Cap Growth Fund
New York
                        94,400
 $                 2,737,600
0.29%



Total

483,900
 $               14,033,100
1.47%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
KYG017171003


Issuer
ALIBABA.COM LTD


Underwriters
DBSI, Goldman Sachs, Morgan Stanley, BNP
Paribas, BOCI Asia Ltd, China Construction Bank,
Citigroup, CLSA Ltd, Pacific Crest Securities,
United Overseas Bank


Years of continuous operation, including predecessors
> 3 years


Ticker
1688 HK


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/27/2007


Total dollar amount of offering sold to QIBs
 $                                               1,496,073,207


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,496,073,207


Public offering price
 $                                                             1.74


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.19


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS International Select Equity VIP
Chicago
37,000
 $                     64,448
0.00%



DWS Mid Cap Growth VIP
Chicago
75,000
 $                   130,638
0.01%



DWS Technology Fund
Chicago
142,000
 $                   247,342
0.02%



DWS Technology VIP
Chicago
22,500
 $                     39,192
0.00%



New York Funds







DWS Emerging Markets Equity Fund
New York
60,500
 $                   105,382
0.01%



DWS International Fund
New York
                      347,500
 $                   605,291
0.04%



DWS International Select Equity Fund
New York
                        39,000
 $                     67,932
0.00%



DWS International VIP
New York
                      110,500
 $                   192,474
0.01%



DWS Mid Cap Growth Fund
New York
                      175,000
 $                   304,823
0.02%



Total

1,009,000
 $                 1,757,523
0.12%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
JP3892100003


Issuer
CHUO MITSUI TRUST HOLDINGS


Underwriters
Morgan Stanley, Nomura Securities, Aizawa
Securities, BNP Paribas, Citigroup, Daiwa
Securities, DBSI, Goldman Sachs, JP Morgan,
Kyokuto Securities, Mitsui Securities, Mitsubishi
UFJ, Monex Securities, Okasan Securities, Shinko
Securities, SMBC Friend Securities, Tokai Tokyo
Securities, UBS


Years of continuous operation, including predecessors
> 3 years


Ticker
8309 JP


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Nomura Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/23/2007


Total dollar amount of offering sold to QIBs
 $                                                 714,325,618


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 714,325,618


Public offering price
 $                                                             8.69


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.18


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS International Select Equity VIP
Chicago
25,000
 $                   217,194
0.03%



New York Funds







DWS International Fund
New York
                      118,000
 $                 1,025,157
0.14%



DWS International Select Equity Fund
New York
                        25,000
 $                   217,194
0.03%



DWS International VIP
New York
                        38,000
 $                   330,135
0.05%



Total

206,000
 $                 1,789,680
0.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
54318P108


Issuer
LONGTOP FINANCIAL TECHNOLOGIES


Underwriters
DBSI, Goldman Sachs, Jefferies & Co


Years of continuous operation, including predecessors
> 3 years


Ticker
LFT US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/24/2007


Total dollar amount of offering sold to QIBs
 $                                                 182,600,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 182,600,000


Public offering price
 $                                                           17.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.23


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Small Cap Growth VIP
Chicago
1,700
 $                     29,750
0.02%



New York Funds







DWS Emerging Markets Equity Fund
New York
                          2,300
 $                     40,250
0.02%



DWS Global Opportunities Fund
New York
6,100
 $                   106,750
0.06%



DWS Global Opportunities VIP
New York
                          2,400
 $                     42,000
0.02%



DWS Small Cap Growth Fund
New York
                          3,000
 $                     52,500
0.03%



Total

15,500
 $                   271,250
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Where fund performance is 0%, the security was sold
 on the same day that it was purchased.
Security Information








Security Purchased


CUSIP
VGG2156N1006


Issuer
CHINA NEW TOWN DEVELOPMENT


Underwriters
Citigroup, DBS Bank, DBSI


Years of continuous operation, including predecessors
> 3 years


Ticker
CNTD SP


Is the affiliate a manager or co-manager of offering?
Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/14/2007


Total dollar amount of offering sold to QIBs
 $                                                 229,543,333


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 229,543,333


Public offering price
 $                                                             0.57


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                         0.0145


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Emerging Markets Equity Fund
New York
                      241,000
 $                   138,300
0.06%



DWS Global Opportunities Fund
New York
                      679,000
 $                   389,650
0.17%



DWS Global Opportunities VIP
New York
                      259,000
 $                   148,629
0.06%



Total

1,179,000
 $                   676,579
0.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.